                                                                    Exhibit 99.1
                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR12

                               Marketing Materials

                          [$605,312,100] (Approximate)

                                     [LOGO]
                               Washington Mutual

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                          Date Prepared: December 10, 2003

            CONTACTS

TRADING:
BRIAN HARGRAVE    (212) 526-8320
RICH MCKINNEY     (212) 526-8320
BRENDAN GARVEY    (212) 526-8315

SYNDICATE:
KEVIN WHITE       (212) 526-9519
DANIEL COVELLO    (212) 526-9519
PAUL TEDESCHI     (212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:
STAN LABANOWSKI   (212) 526-6211
MIKE HITZMANN     (212) 526-5806
MARTIN PRIEST     (212) 526-0212
DARIUS HOUSEAL    (212) 526-9466

--------------------------------------------------------------------------------
 ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL BALANCES AS OF NOVEMBER [29,] 2003 (THE "STATISTICAL CALCULATION DATE") UNLESS
OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
 DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION
                       IN ALL PRIOR TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                          Date Prepared: December 10, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR12

            [$605,312,100] (Approximate, Subject to +/- 10% Variance)

                      Publicly Offered Senior Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans

=================================================================================================================
           Principal         WAL (Yrs)      Pmt Window (Mths)                                       Expected
             Amount       To Auct or Wtd      To Auct or Wtd     Interest                            Ratings
Class    (Approx.) (1)   Avg Roll/Mat (2)    Avg Roll/Mat (2)   Rate Type     Tranche Type    [Moody's/S&P/Fitch]
------   -------------   ----------------   -----------------   ---------   ---------------   -------------------
A-1 (3)  [$148,870,000]       0.50/NA             1-12/NA          (4)         Senior SEQ         Aaa/AAA/AAA
A-2 (3)   [$67,850,000]       1.25/NA            12-18/NA          (4)         Senior SEQ         Aaa/AAA/AAA
A-3 (3)  [$102,802,000]       2.00/NA            18-30/NA          (4)         Senior SEQ         Aaa/AAA/AAA
A-4 (3)   [$72,721,000]       3.00/NA            30-42/NA          (4)         Senior SEQ         Aaa/AAA/AAA
A-5 (3)   [$70,316,000]       4.17/NA            42-59/NA          (4)         Senior SEQ         Aaa/AAA/AAA
A-6 (3)  [$142,753,000]       4.93/NA            59-59/NA          (4)         Senior SEQ         Aaa/AAA/AAA
  R              [$100]       0.09/NA             1-1/NA           (5)      Senior Residual       Aaa/AAA/AAA
=================================================================================================================
  X (8)       Notional         NA/NA               NA/NA           (6)         Senior IO          Aaa/AAA/AAA
B-1 (8)    [$7,500,000]      4.34/6.02          1-59/1-360         (7)       Subordinate PT        Aa2/AA/AA
B-2 (8)    [$5,000,000]      4.34/6.02          1-59/1-360         (7)       Subordinate PT          A2/A/A
B-3 (8)    [$3,125,000]      4.34/6.02          1-59/1-360         (7)       Subordinate PT       Baa2/BBB/BBB
-----------------------------------------------------------------------------------------------------------------
B-4 (8)    [$1,250,000]                                                      Subordinate PT        Ba2/BB/BB
B-5 (8)      [$937,000]             Privately Offered Certificates           Subordinate PT          B2/B/B
B-6 (8)    [$1,875,900]                                                      Subordinate PT         NR/NR/NR
=================================================================================================================
Total:   [$625,000,000]

(1) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans indexed to 1-year CMT or 1-year LIBOR. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Sequential Senior Certificates are shown to the Auction Distribution Date (as described herein), using the Pricing Prepayment Speed. The WAL and Payment Window for the Public Subordinate Certificates are shown to the Distribution Date in November 2008 (the "Weighted Average Roll Date").

(3) As described herein the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A6 Certificates (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).

(4) For every Distribution Date on or prior to the Auction Distribution Date, the Sequential Senior Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for such class and (b) the weighted average Net Mortgage Rate for each Mortgage Loan (such weighted average, the "Net WAC"). For every Distribution Date after the Auction Distribution Date, the interest rate for the Sequential Senior Certificates will be equal to the Net WAC of the Mortgage Loans

(5) REMIC Residual. For each Distribution Date, the Class R Certificate will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.581]%.

(6) The Class X Certificates will accrue interest, based on a Class Notional Amount (as defined herein), up to and including the Auction Distribution Date, equal to the excess, if any, of (i) the Weighted Average Pass-Through Rate over (ii)[TBA%]. After the Auction Distribution Date, the Class X Certificates will no longer be entitled to receive distributions of any kind.

(7) For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.581]%.

(8) The Class X, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates are not offered hereby.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Depositor and
Master Servicer:          Washington Mutual Mortgage Securities Corp. ("WMMSC")

Servicer:                 Washington Mutual Bank, FA ("WMBFA")

Lead Manager:             Lehman Brothers Inc.

Co-Managers:              Bear Stearns Co. Inc., Greenwich Capital Markets,
                          Inc., J.P. Morgan Securities Inc., and WaMu Capital
                          Corp.

Trustee:                  Deutsche Bank National Trust Company

Rating Agencies:          Moody's, Fitch, and S&P will rate the Senior
                          Certificates and the Class B-1, Class B-2, Class B-3,
                          Class B-4 and Class B-5 Certificates. The Class B-6
                          Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

Cut-off Date:             December 1, 2003

Statistical Calculation
Date:                     November 29, 2003

Expected Pricing Date:    On or about December [12], 2003.

Closing Date:             On or about December [22], 2003.

Distribution Date:        The 25th day of each month (or if such day is not a
                          business day, the next succeeding business day), commencing in January 2004.

Fixed Servicing Fee:      0.375% per annum of the aggregate principal balance of
                          the Mortgage Loans.

Variable Servicing Fee:   The Servicer will receive a Variable Servicing Fee
                          calculated as a per annum rate that accrues on a notional amount (as defined herein). The Variable
                          Servicing Fee up to and including the Distribution
                          Date in November 2008 (month 59) will be equal to the excess, if any, of (i) the lesser of [TBA%] and the Weighted Average Pass-Through Rate over (ii) the weighted average of the annual certificate interest rates on the Class A-1, Class A-2, Class A-3, Class
                          A-4, and Class A-6 Certificates for that distribution date. After the Distribution Date in November 2008, the Variable Servicing Fee will be equal to zero.

Variable Servicing Fee
Notional Amount:          The Servicer will receive a Variable Servicing Fee
                          calculated as a per annum rate that accrues on a notional amount. For each Distribution Date in or before November 2008 (month 59) the Variable Servicing
                          Fee will accrue interest on a notional amount which will equal the aggregate Class Principal Balance of Class A-1, Class A-2, Class A-3, Class A-4, and Class
                          A-6 immediately before such Distribution Date. After the Distribution Date in November 2008, the Variable
                          Servicing Fee will have a Notional Amount equal to zero and will not be entitled to distributions of any kind.

Master Servicing Fee:     0.050% per annum of the aggregate principal balance of
                          the Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Certificates:             The "Senior Certificates" will consist of the Class
                          A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                          Class A-6 Certificates (together the "Sequential
                          Senior Certificates"), the Class X Certificates and the Class R Certificate. The "Class X Certificates" will be the "Interest Only Certificates". The
                          "Subordinate Certificates" will consist of the Class
                          B-1, Class B-2, Class B-3, Class B-4, Class B-5, and
                          Class B-6 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior
                          Certificates, the Interest Only Certificates, and the
                          Class B-1, Class B-2, and Class B-3 Certificates (the
                          "Public Subordinate Certificates" together with the Senior Certificates, the "Offered Certificates") are being offered publicly.

Accrued Interest:         The Class A-1 and Class A-2 Certificates settle flat.
                          The remaining Senior Certificates and the Public
                          Subordinate Certificates settle with accrued interest.
                          The price to be paid by investors for the remaining
                          Senior Certificates and the Public Subordinate
                          Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing
                          Date (21 days).

Delay Days:               24 days, excluding the Class A-1 and Class A-2
                          Certificates which are 0 Days.

Day Count:                30/360

Interest Accrual
Period: The interest accrual period with respect to the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs.

                          The interest accrual period for the Class A-1 and Class A-2 Certificates for a given Distribution Date will be the period beginning on the immediately preceding Distribution Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Registration:             The Offered Certificates will be made available in
                          book-entry form through DTC.

Federal Tax Treatment:    It is anticipated that the Sequential Senior
                          Certificates, Class X, Class B-1, Class B-2, and Class
                          B-3 Certificates will be treated as REMIC regular interests for federal income tax purposes. It is anticipated that the Class R Certificate will be treated as a residual interest for federal income tax purposes.

ERISA Eligibility:        The Sequential Senior Certificates, Class X and the
                          Public Subordinate Certificates are expected to be ERISA eligible, subject to the limitations set forth in the final prospectus supplement. Prospective investors should review with their legal advisors whether the purchase and holding of the Sequential
                          Senior Certificates, the Class X Certificates, and the
                          Public Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:          The Sequential Senior Certificates and the Class B-1
                          Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:     The terms of the transaction allow for a termination
                          of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                          Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Weighted Average
Roll Date:                The Distribution Date in November 2008 (month 59).

Pricing Prepayment
Speed: The Offered Certificates will be priced to a 25% constant prepayment rate ("CPR").

Auction Administrator:    Deutsche Bank National Trust Company

Mandatory Auction:        Five business days prior to the Distribution Date in
                          November 2008 (month 59) (the "Auction Distribution
                          Date"), the Auction Administrator will auction each of the Sequential Senior Certificates (the Class A-1,
                          Class A-2, Class A-3, Class A-4, Class A-5 and Class
                          A-6 Certificates) to third-party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction
                          Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Sequential Senior Certificates on the Auction
                          Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction
                          Administrator.

                          The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:        Greenwich Capital Derivatives, Inc. The Royal Bank of
                          Scotland, Plc. ("RBS") will guarantee the obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of RBS are rated "AA" by S&P, "AA+" by Fitch and "Aa1" by Moody's.

Auction Price:            The price at which the Auction Administrator sells
                          each of the Sequential Senior Certificates to the third-party investors.

Par Price:                With respect to each of the Class A-1 and Class A-2
                          Certificates, the principal balance of the related
                          Class A Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution
                          Date.

                          With respect to each of the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Mortgage Loans:           As of the Statistical Calculation Date, the aggregate
                          principal balance of the mortgage loans described
                          herein is approximately $553,799,786.16 (the "Mortgage
                          Loans"). The Mortgage Loans are non-convertible,
                          adjustable rate mortgage loans that are either indexed
                          to One Year CMT (approximately 77.27%) or One Year
                          LIBOR (approximately 22.73%) with initial rate
                          adjustments occurring approximately 60 months after
                          the date of origination of each mortgage loan ("5/1
                          ARM"). Each Mortgage Loan has an original term to
                          maturity of 30 years.

                          As of the Statistical Calculation Date, approximately
                          89.54% of the Statistical Calculation Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term. The Statistical
                          Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                          The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

Interest Only Classes:    The Class X Certificates will be interest only
                          certificates; they will not be entitled to payments of
                          principal and will accrue interest on its Notional
                          Amount, as defined below.

Class X
Notional Amount:          For each Distribution Date in or before November 2008
                          (month 59) the Class X Certificates will accrue
                          interest on the Class X Notional Amount, which will
                          equal the aggregate Class Principal Balance of Class
                          A-1, Class A-2, Class A-3, Class A-4, Class A-5, and
                          Class A-6 immediately before such Distribution Date.
                          After the Distribution Date in November 2008, the
                          Class X Certificates will have a Notional Amount equal
                          to zero and will not be entitled to distributions of
                          any kind.

Last Scheduled
Distribution Date:        The Last Scheduled Distribution Date for the
                          certificates (other than the Class X Certificates) is
                          the Distribution Date in January 25, 2034, which is
                          the Distribution Date in the month after the scheduled
                          maturity date for the latest maturing mortgage loan.

                          The Last Scheduled Distribution Date for the Class X
                          Certificates is the Distribution Date in November
                          2008, which is the last Distribution Date on which each Class X Certificate will be entitled to receive distributions of any kind.

Net Mortgage Rate:        The Net Mortgage Rate for each mortgage loan is equal
                          to the per annum mortgage interest rate on that
                          mortgage loan less the sum of the master servicing fee
                          rate and fixed servicing fee rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Net WAC: The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due Date.

                          As of the Statistical Calculation Date and with respect to the Statistical Calculation Mortgage Loans, the Net WAC for the initial Distribution Date in January 2004 is expected to be approximately 4.581%.

Due Date:                 The day on which the monthly payment for each Mortgage
                          Loan is due is the "Due Date".

Prior Period:             With respect to any Distribution Date, the calendar
                          month immediately preceding such Distribution Date is
                          the "Prior Period."

Payoffs:                  Payoffs are prepayments in full.

Curtailments:             Curtailments are partial prepayments on a mortgage
                          loan.

Advancing Obligation:     The Master Servicer is obligated to advance delinquent
                          mortgagor payments through the date of liquidation of
                          an REO property to the extent they are deemed
                          recoverable.

Compensating Interest:    Washington Mutual Mortgage Securities Corp., as Master
                          Servicer, is obligated to remit to the Certificate
                          Account on the business day before each Distribution
                          Date an amount equal to the lesser of (a) any
                          shortfall for the previous month in interest
                          collections resulting from the timing of Payoffs made
                          from the 15th day of the calendar month preceding the
                          Distribution Date to the last day of the month and (b)
                          the applicable monthly master servicing fee payable to
                          Washington Mutual Mortgage Securities Corp., any
                          reinvestment income realized by Washington Mutual
                          Mortgage Securities Corp., as Master Servicer,
                          relating to Payoffs made during the Prepayment Period
                          (as defined below) and interest payments on Payoffs
                          received during the period of the first day through
                          the 14th day of the month of the Distribution Date.
                          Compensating Interest will be added to the Available
                          Distribution Amount.

                          Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:        For each Distribution Date and each Payoff, the
                          "Prepayment Period" will start on the 15th day of the
                          month preceding the month in which the Distribution
                          Date occurs (or, in the case of the first Distribution
                          Date, beginning on the Cut-off Date) and will end on
                          the 14th day of the month in which the Distribution
                          Date occurs. For each Distribution Date and each
                          Curtailment, the related "Prepayment Period" will be
                          the month preceding the month in which the
                          Distribution Date occurs.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Credit Enhancement:       Senior/subordinate, shifting interest structure. The
                          initial credit enhancement for the Class A
                          Certificates will consist of the subordination of the
                          Class B Certificates, initially [3.15]% total
                          subordination.

                          The initial credit enhancement information shown below is subject to final rating agency approval:

                                        Subordination of Class B Certificates
                                        -------------------------------------
                       Priority of             ----------------------             Order of
                       Payment                        Class A                     Loss
                                               Credit Support (3.15%)             Allocation
                                               ----------------------
                                                     Class B-1
                                               Credit Support (1.95%)
                                               ----------------------
                                                     Class B-2
                                     [GRAPHIC] Credit Support (1.15%) [GRAPHIC]
                                               ----------------------
                                                     Class B-3
                                               Credit Support (0.65%)
                                               ----------------------
                                                     Class B-4
                                               Credit Support (0.45%)
                                               ----------------------
                                                     Class B-5
                                               Credit Support (0.30%)
                                               ----------------------
                                                     Class B-6
                                               Credit Support (0.00%)
                                               ----------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Shifting Interest: Until the first Distribution Date occurring after December 2010, the Subordinate Certificates will be locked out from receipt of unscheduled principal
                          (unless the Senior Certificates (other than the Class
                          X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                          After such time and subject to collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

                          The prepayment percentages on the Subordinate
                          Certificates are as follows:

                          Periods:                       Unscheduled Principal Payments (%)
                          ----------------------------   ----------------------------------
                          January 2004 - December 2010            0% Pro Rata Share
                          January 2011 - December 2011           30% Pro Rata Share
                          January 2012 - December 2012           40% Pro Rata Share
                          January 2013 - December 2013           60% Pro Rata Share
                          January 2014 - December 2014           80% Pro Rata Share
                          January 2015 and thereafter           100% Pro Rata Share

                          Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class
                          X Certificates) and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2007, the Subordinate
                          Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                          In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage
                          Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior
                          Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:          Any realized losses, other than excess losses, on the
                          Mortgage Loans will be allocated as follows: first, to
                          the Subordinate Certificates in reverse order of their
                          numerical Class designations, in each case until the
                          respective class principal balance has been reduced to
                          zero; thereafter pro rata to the Senior Certificates
                          until each respective class principal balance has been
                          reduced to zero.

                          Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates
                          (other than the Class X Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       10            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Certificates Priority
of Distributions:         Available funds from the Mortgage Loans will be
                          distributed in the following order of priority:

                          1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

                          2)   Variable Servicing Fee;

                          3) Class R Certificate, principal, until its class principal balance is reduced to zero;

                          4)   Sequentially to Class A1, A2, A3, A4, A5, and A6
                               Certificates, in that order, until its respective class principal balance is reduced to zero;

                          5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest
                               Rate;

                          6) Class B-1 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                          7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest
                               Rate;

                          8) Class B-2 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                          9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest
                               Rate;

                          10) Class B-3 Certificates, principal allocable to such Class, until its class principal balance has been reduced to zero;

                          11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                          12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       11            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       12            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class A-1 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             1.666      1.666      1.666      1.666      1.666      1.666
================================================================================
WAL (yr)           1.27       0.84       0.63       0.50       0.41       0.31
MDUR (yr)          1.24       0.83       0.62       0.49       0.41       0.30
First Prin Pay   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
Last Prin Pay    07/25/06   08/25/05   03/25/05   12/25/04   10/25/04   07/25/04
--------------------------------------------------------------------------------

Class A-2 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             2.665      2.665      2.665      2.665      2.665      2.665
================================================================================
WAL (yr)           3.30       2.17       1.59       1.25       1.02       0.72
MDUR (yr)          3.12       2.08       1.54       1.21       0.99       0.71
First Prin Pay   07/25/06   08/25/05   03/25/05   12/25/04   10/25/04   07/25/04
Last Prin Pay    12/25/07   08/25/06   11/25/05   06/25/05   03/25/05   10/25/04
--------------------------------------------------------------------------------

Class A-3 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             3.580      3.533      3.508      3.481      3.453      3.392
================================================================================
WAL (yr)           4.76       3.49       2.56       2.00       1.62       1.15
MDUR (yr)          4.31       3.22       2.41       1.90       1.55       1.11
First Prin Pay   12/25/07   08/25/06   11/25/05   06/25/05   03/25/05   10/25/04
Last Prin Pay    11/25/08   05/25/08   03/25/07   06/25/06   12/25/05   05/25/05
--------------------------------------------------------------------------------

Class A-4 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             3.911      3.894      3.848      3.828      3.808      3.762
================================================================================
WAL (yr)           4.93       4.84       3.86       3.00       2.43       1.71
MDUR (yr)          4.41       4.34       3.52       2.78       2.28       1.63
First Prin Pay   11/25/08   05/25/08   03/25/07   06/25/06   12/25/06   05/25/05
Last Prin Pay    11/25/08   11/25/08   06/25/08   06/25/07   10/25/06   12/25/05
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       13            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class A-5 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             4.255      4.255      4.241      4.192      4.176      4.139
================================================================================
WAL (yr)           4.93       4.93       4.88       4.17       3.35       2.35
MDUR (yr)          4.36       4.36       4.33       3.75       3.07       2.19
First Prin Pay   11/25/08   11/25/08   06/25/08   06/25/07   10/25/06   12/25/05
Last Prin Pay    11/25/08   11/25/08   11/25/08   11/25/08   11/25/07   09/25/06
--------------------------------------------------------------------------------

Class A-6 to Auction Distribution Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price        10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             4.104      4.104      4.104      4.103      4.087      4.060
================================================================================
WAL (yr)           4.93       4.93       4.93       4.93       4.77       4.05
MDUR (yr)          4.38       4.38       4.38       4.38       4.26       3.66
First Prin Pay   11/25/08   11/25/08   11/25/08   11/25/08   11/25/07   09/25/06
Last Prin Pay    11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       14            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR12
                      30 Year 5/1 Hybrid ARM Mortgage Loans
    Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:       $553,799,786.16
NUMBER OF LOANS:                         882

                                                          Minimum                Maximum
AVG CURRENT BALANCE:         $    627,890.91          $335,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:        $    628,690.42          $335,000.00          $1,500,000.00

WAVG LOAN RATE:                        5.006%               3.750%                 6.125%
WAVG GROSS MARGIN:                     2.635%               2.250%                 3.000%
WAVG MAXIMUM LOAN RATE:               10.009%               8.875%                11.950%
WAVG PERIODIC RATE CAP:                2.000%               2.000%                 2.000%
WAVG FIRST RATE CAP:                   5.000%               5.000%                 5.000%

WAVG ORIGINAL LTV:                     67.63%                6.76%                 95.00%

WAVG CREDIT SCORE:                       745                  620                    819

WAVG ORIGINAL TERM:                    360.0 months         360.0 months           360.0 months
WAVG REMAINING TERM:                   359.4 months         348.0 months           360.0 months
WAVG SEASONING:                            1 months             1 months              12 months

WAVG NEXT RATE RESET:                   59.4 months          52.0 months            61.0 months
WAVG RATE ADJ FREQ:                     12.0 months          12.0 months            12.0 months
WAVG FIRST RATE ADJ FREQ:               59.4 months          52.0 months            61.0 months

TOP STATE CONC ($):          63.50% California, 8.79% New York, 4.15% Connecticut
MAXIMUM ZIP CODE CONC ($):   1.38 % 94941

FIRST PAY DATE:                                  January 01, 2003       January 01, 2004
RATE CHANGE DATE:                                  April 01, 2008       January 01, 2009
MATURE DATE:                                    December 01, 2032      December 01, 2033

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       15            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
INDEX:                         Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
1 Year CMT (Weekly)                 676          $427,924,770.41          77.27%
1 Year Libor (WSJ/1 Mo Lead)        206           125,875,015.75          22.73
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
PRODUCT:                       Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
5/1 ARM                             882          $553,799,786.16         100.00%
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
DELINQUENCY:                   Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Current                             882          $553,799,786.16         100.00%
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
CURRENT BALANCE($):            Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
300,000.01 - 400,000.00             182          $ 67,213,287.86          12.14%
400,000.01 - 500,000.00             246           112,514,297.97          20.32
500,000.01 - 600,000.00             121            66,650,098.95          12.04
600,000.01 - 700,000.00              74            47,958,695.84           8.66
700,000.01 - 800,000.00              58            44,056,521.86           7.96
800,000.01 - 900,000.00              47            40,096,830.79           7.24
900,000.01 - 1,000,000.00            67            65,132,300.77          11.76
1,000,000.01 - 1,100,000.00          18            19,301,800.00           3.49
1,100,000.01 - 1,200,000.00          15            17,393,217.00           3.14
1,200,000.01 - 1,300,000.00          20            25,200,700.00           4.55
1,300,000.01 - 1,400,000.00          17            23,004,699.99           4.15
1,400,000.01 - 1,500,000.00          17            25,277,335.13           4.56
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       16            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
LOAN RATE (%):                 Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
3.501 - 3.750                         1          $    573,840.00           0.10%
3.751 - 4.000                         9             6,856,300.00           1.24
4.001 - 4.250                        11             6,472,985.06           1.17
4.251 - 4.500                        48            28,974,832.57           5.23
4.501 - 4.750                       119            75,366,662.35          13.61
4.751 - 5.000                       265           177,254,400.87          32.01
5.001 - 5.250                       323           195,881,918.84          35.37
5.251 - 5.500                        87            51,748,300.96           9.34
5.501 - 5.750                        11             6,045,119.00           1.09
5.751 - 6.000                         6             3,201,426.51           0.58
6.001 - 6.250                         2             1,424,000.00           0.26
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
GROSS MARGIN (%):              Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
2.001 - 2.500                       208          $127,249,767.75          22.98%
2.501 - 3.000                       674           426,550,018.41          77.02
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       17            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
MAXIMUM LOAN RATE (%):         Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
8.751 - 9.000                        10          $  7,430,140.00           1.34%
9.001 - 9.250                        11             6,472,985.06           1.17
9.251 - 9.500                        48            28,974,832.57           5.23
9.501 - 9.750                       119            75,366,662.35          13.61
9.751 - 10.000                      265           177,254,400.87          32.01
10.001 - 10.250                     321           195,066,168.84          35.22
10.251 - 10.500                      87            51,748,300.96           9.34
10.501 - 10.750                      11             6,045,119.00           1.09
10.751 - 11.000                       6             3,201,426.51           0.58
11.001 - 11.250                       2             1,424,000.00           0.26
11.751 - 12.000                       2               815,750.00           0.15
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
FIRST RATE CAP (%):            Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
5.000                               882          $553,799,786.16         100.00%
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
PERIODIC RATE CAP (%):         Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
2.000                               882          $553,799,786.16         100.00%
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                 Number of      Principal Balance   Principal Balance
ORIGINAL TERM (months):        Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
360                                 882          $553,799,786.16         100.00%
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                 Number of      Principal Balance   Principal Balance
REMAINING TERM (months) (1):   Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
337 - 348                             1          $  1,270,000.00           0.23%
349 >=                              881           552,529,786.16          99.77
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

(1) As of October 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       18            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
FIRST RATE ADJUSTMENT DATE:    Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
2008-04                               1          $  1,363,000.00           0.25%
2008-05                               1               350,357.75           0.06
2008-06                               3             1,724,413.41           0.31
2008-07                               4             1,670,792.56           0.30
2008-08                               8             6,164,164.47           1.11
2008-09                              12             8,923,610.36           1.61
2008-10                               3             1,937,423.32           0.35
2008-11                             351           223,553,490.12          40.37
2008-12                             498           307,620,234.17          55.55
2009-01                               1               492,300.00           0.09
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
ORIGINAL LTV (%):              Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Not Available                        54          $ 50,423,898.44           9.11%
5.01 - 10.00                          1               500,000.00           0.09
10.01 - 15.00                         1               823,750.00           0.15
15.01 - 20.00                         2             1,645,000.00           0.30
20.01 - 25.00                         5             3,995,000.00           0.72
25.01 - 30.00                         9             5,716,562.50           1.03
30.01 - 35.00                        14            10,070,000.00           1.82
35.01 - 40.00                        13            10,168,600.00           1.84
40.01 - 45.00                        13             8,258,150.00           1.49
45.01 - 50.00                        25            12,405,938.66           2.24
50.01 - 55.00                        27            16,688,250.00           3.01
55.01 - 60.00                        54            35,289,991.44           6.37
60.01 - 65.00                        72            50,317,878.27           9.09
65.01 - 70.00                       119            92,099,305.32          16.63
70.01 - 75.00                       220           132,245,814.68          23.88
75.01 - 80.00                       241           118,562,940.42          21.41
80.01 - 85.00                         1               431,494.00           0.08
85.01 - 90.00                         8             3,021,569.00           0.55
90.01 - 95.00                         3             1,135,643.43           0.21
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       19            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
CREDIT SCORE:                  Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Not Available                         5          $  2,248,500.00           0.41%
600 - 649                            16             7,219,277.58           1.30
650 - 699                            39            20,605,602.62           3.72
700 - 749                           400           264,987,016.00          47.85
750 - 799                           396           245,792,569.96          44.38
800 - 849                            26            12,946,820.00           2.34
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
AMORTIZATION:                  Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Fully Amortizing                    125          $ 57,953,216.83          10.46%
Interest Only                       757           495,846,569.33          89.54
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
DOCUMENTATION:                 Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Reduced                             605          $385,698,132.31          69.65%
Full                                277           168,101,653.85          30.35
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
OCCUPANCY:                     Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Primary Home                        826          $523,948,661.41          94.61%
Second Home                          55            29,322,791.75           5.29
Investment                            1               528,333.00           0.10
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
PROPERTY TYPE:                 Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Single Family                       774          $492,136,437.88          88.87%
Condo Low Rise                       96            54,180,206.07           9.78
Coop                                 11             6,813,142.21           1.23
3 Family                              1               670,000.00           0.12
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       20            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
PURPOSE:                       Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
Purchase                            423          $251,857,674.81          45.48%
Cash Out Refinance                  245           162,417,014.09          29.33
Rate/Term Refinance                 214           139,525,097.26          25.19
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       21            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                 Number of      Principal Balance   Principal Balance
GEOGRAPHIC AREA:               Mortgage Loans      Outstanding        Outstanding
-------------------------------------------------------------------------------------
Alabama                               1          $    631,920.00           0.11%
Arizona                              18            11,809,928.34           2.13
California                          556           351,655,641.86          63.50
Colorado                             23            14,646,396.00           2.64
Connecticut                          27            22,967,167.00           4.15
Delaware                              2               826,000.00           0.15
Florida                              28            17,168,795.93           3.10
Georgia                               6             2,913,500.00           0.53
Idaho                                 3             2,383,810.39           0.43
Illinois                             24            12,578,336.71           2.27
Indiana                               2             1,304,907.79           0.24
Louisiana                             1               566,000.00           0.10
Maine                                 1               715,000.00           0.13
Maryland                             10             7,049,000.00           1.27
Massachusetts                        12             7,714,800.00           1.39
Michigan                              7             3,941,843.68           0.71
Missouri                              2             2,250,000.00           0.41
Montana                               3             1,106,435.39           0.20
Nevada                                7             4,522,485.00           0.82
New Jersey                           11             5,909,444.00           1.07
New Mexico                            1             1,300,000.00           0.23
New York                             74            48,665,168.85           8.79
North Carolina                        3             1,645,879.86           0.30
Pennsylvania                          4             2,152,300.00           0.39
Rhode Island                          2             1,464,000.00           0.26
South Carolina                        3             1,408,000.00           0.25
Texas                                 9             4,266,436.11           0.77
Utah                                  5             2,023,847.25           0.37
Vermont                               1               500,000.00           0.09
Virginia                              5             2,160,000.00           0.39
Washington                           29            14,739,742.00           2.66
Wisconsin                             2               813,000.00           0.15
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       22            RESIDENTIAL MORTGAGE FINANCE

                                                                     % of Aggregate
                                 Number of      Principal Balance   Principal Balance
NORTH/SOUTH CA BREAKOUT:       Mortgage Loans       Outstanding         Outstanding
-------------------------------------------------------------------------------------
CA-N                                287          $181,549,708.47          32.78%
CA-S                                269           170,105,933.39          30.72
Other                               326           202,144,144.30          36.50
-------------------------------------------------------------------------------------
Total:                              882          $553,799,786.16         100.00%
=====================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA)           Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
94941 MILL VALLEY                     9            $7,646,050.00           2.17%
92037 LA JOLLA                        7             6,538,000.00           1.86
92679 COTO DE CAZA                    7             6,257,500.00           1.78
90024 LOS ANGELES                     7             5,302,950.00           1.51
95014 CUPERTINO                       7             5,262,900.00           1.50
95032 LOS GATOS                       6             4,968,150.00           1.41
90077 LOS ANGELES                     5             4,507,500.00           1.28
90210 BEVERLY HILLS                   4             4,487,500.00           1.28
92677 LAGUNA NIGUEL                   8             4,149,483.00           1.18
94506 DANVILLE                        3             4,114,500.00           1.17
94002 BELMONT                         7             3,981,429.27           1.13
94062 REDWOOD CITY                    6             3,809,650.00           1.08
92009 CARLSBAD                        7             3,715,300.00           1.06
94010 HILLSBOROUGH                    3             3,463,000.00           0.98
90272 PACIFIC PALISADES               4             3,462,750.00           0.98
92675 SAN JUAN CAPISTRANO             5             3,384,000.00           0.96
95138 SAN JOSE                        5             3,346,550.00           0.95
94402 SAN MATEO                       5             3,158,800.00           0.90
92612 IRVINE                          5             3,051,000.00           0.87
92014 DEL MAR                         3             3,034,500.00           0.86
92651 LAGUNA BEACH                    4             3,002,000.00           0.85
92127 SAN DIEGO                       3             2,924,000.00           0.83
94583 SAN RAMON                       5             2,836,950.00           0.81
94301 PALO ALTO                       3             2,832,000.00           0.81
94306 PALO ALTO                       3             2,791,000.00           0.79
94566 PLEASANTON                      4             2,763,250.00           0.79
90066 LOS ANGELES                     5             2,677,800.00           0.76
95476 SONOMA                          5             2,676,300.00           0.76
90266 MANHATTAN BEACH                 3             2,601,750.00           0.74
92663 NEWPORT BEACH                   2             2,500,000.00           0.71
94027 ATHERTON                        2             2,490,000.00           0.71
94507 ALAMO                           3             2,487,500.00           0.71

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       23            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA) (Cont.)   Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
94920 TIBURON                         2             2,449,100.00           0.70
95125 SAN JOSE                        4             2,381,250.00           0.68
94539 FREMONT                         2             2,355,000.00           0.67
94040 MOUNTAIN VIEW                   3             2,308,000.00           0.66
90049 LOS ANGELES                     4             2,260,000.00           0.64
94024 LOS ALTOS                       3             2,227,500.00           0.63
94107 SAN FRANCISCO                   4             2,161,000.00           0.61
90046 LOS ANGELES                     3             2,122,000.00           0.60
96145 TAHOE CITY                      3             2,094,900.00           0.60
95060 SANTA CRUZ                      3             2,087,500.00           0.59
94920 BELVEDERE                       2             2,067,500.00           0.59
94066 SAN BRUNO                       4             2,038,250.00           0.58
94528 DIABLO                          2             1,980,000.00           0.56
93923 CARMEL                          2             1,976,000.00           0.56
92103 SAN DIEGO                       2             1,940,000.00           0.55
94025 MENLO PARK                      3             1,926,200.00           0.55
92691 MISSION VIEJO                   4             1,915,250.00           0.54
93109 SANTA BARBARA                   2             1,905,000.00           0.54
Other                               349           193,237,129.59          54.95
-------------------------------------------------------------------------------------
Total:                              556          $351,655,641.86         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                       24            RESIDENTIAL MORTGAGE FINANCE